UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2022 (February 3, 2022)

Frontier Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4545 Airport Way
Denver, CO 80239
(720) 374-4490
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement with Spirit Airlines, Inc.

On February 5, 2022, Frontier Group Holdings, Inc. (“Frontier” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Frontier, a Delaware corporation, Top Gun Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Frontier (“Merger Sub”), and Spirit Airlines, Inc., a Delaware corporation (“Spirit”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into Spirit (the “Merger”), with Spirit surviving the Merger and continuing as a wholly owned subsidiary of Frontier (Spirit, as the surviving entity of the Merger, the “Surviving Corporation”). The Merger Agreement and the consummation of the transactions contemplated thereby have been approved by each of the Frontier board of directors and the Spirit board of directors, and the Spirit board of directors has resolved to recommend to the stockholders of Spirit to approve the transactions contemplated by the Merger Agreement, including the Merger, and adopt the Merger Agreement, subject to its terms and conditions. On February 5, 2022, Indigo Frontier Holdings Company, LLC, a stockholder of the Company holding approximately 82.4% of the voting power of Parent capital stock outstanding and entitled to vote thereon as of September 30, 2021, signed and delivered a written consent approving the issuance of shares of Parent Common Stock pursuant to the Merger Agreement.

Consideration to Spirit Stockholders. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Spirit, par value $0.0001 per share (“Spirit Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held by Frontier, Spirit or their respective subsidiaries immediately prior to the Effective Time and shares as to which dissenters’ rights have been properly perfected) will be converted into the right to receive 1.9126 shares of common stock, par value $0.001 per share, of the Company (“Frontier Common Stock”) (the “Stock Consideration”) and $2.13 in cash, without interest (“Cash Consideration”, together with the Stock Consideration, the “Merger Consideration”). The Merger is intended to qualify as a reorganization for U.S. federal income tax purposes.

Treatment of Spirit Equity Awards. The Merger Agreement provides that, at the Effective Time:

•

Each outstanding award of restricted stock units (including performance market stock unit awards and performance share awards granted in 2022, but excluding performance share awards granted before 2022) relating to shares of Spirit Common Stock will be assumed by Frontier and converted automatically into, for each share of Spirit Common Stock underlying the award (treating for this purpose any performance-based vesting conditions as having been achieved based on target performance), the right to receive the Cash Consideration (subject to the same vesting schedule as the related Spirit restricted stock unit award) and a corresponding restricted stock unit award relating to shares of Frontier Common Stock (subject to the same vesting schedule as the related Spirit restricted stock unit award) representing the right to receive, upon vesting, that number of shares of Frontier Common Stock equal to the product of (i) the number of shares of Spirit Common Stock underlying the related Spirit restricted stock unit award (treating any performance-based vesting conditions as having been achieved based on target performance) by (ii) 1.9126.

•

Each performance share award granted before 2022 relating to shares of Spirit Common Stock shall convert into a number of shares of Spirit Common Stock that are earned thereunder based on target performance as of immediately prior to the Effective Time, prorated in accordance with the terms set forth in the Merger Agreement, which shares of Spirit Common Stock will be converted into the right to receive the Merger Consideration.

•

Each warrant for shares of Spirit Common Stock will be assumed by Frontier and will be converted into warrants exercisable for the Merger Consideration, in accordance with the terms set forth in the Merger Agreement.

Conditions to Closing. Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the approval of the Merger and adoption of the Merger Agreement by an affirmative vote of the holders of at least a majority of the outstanding shares of Spirit Common Stock entitled to vote thereon; (ii) the expiration or termination of the required waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iii) the receipt of all consents, registrations, notices, waivers, exemptions, approvals, confirmations, clearances, permits, certificates, orders and authorizations of the Federal Aviation Administration (the “FAA”), Department of Transportation (the “DOT”) or the Federal Communications Commission (the “FCC”); (iv) the absence of any law or order enjoining or otherwise prohibiting the consummation of the Merger; (v) the effectiveness of a registration statement on Form S-4 filed by Frontier registering shares of Frontier Common Stock to be issued in connection with the Merger; (vi) the approval and authorization for listing on the NASDAQ of the shares of Frontier Common Stock to be issued in the Merger; (v) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; and (vi) compliance by the parties with their respective covenants in the Merger Agreement in all material respects.

Representations, Warranties, and Covenants. The Merger Agreement contains customary representations, warranties, and covenants made by each of Frontier, Merger Sub and Spirit, including, among others, covenants regarding the conduct of their respective businesses during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. Spirit is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Termination Rights. Each of Frontier and Spirit may terminate the Merger Agreement under certain specified circumstances, including, among other things, (i) if the Merger is not consummated on or before February 5, 2023, subject to two automatic extensions of six months each in order to obtain required regulatory approvals (including HSR, FAA, DOT or FCC approvals); (ii) if the approval of Spirit stockholders is not obtained; and (iii) if Spirit’s Board of Directors makes an adverse recommendation change with respect to the proposed transaction or to enter into a superior acquisition proposal. In certain circumstances in connection with the termination of the Merger Agreement, including if Spirit’s Board of Directors changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an agreement with respect to a “superior proposal,” Spirit will be required to pay Frontier a termination fee of $94.2 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Frontier, Merger Sub or Spirit. In particular, the representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure letters made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2022 the compensation committee of the Company’s board of directors (the “compensation committee”) approved a policy providing for the following:

•

If the employment of any Company employee at the level of director or above is terminated without “cause” or the employee resigns for “good reason” in connection with a qualifying change in control of the Company, then in exchange for a release of claims, the employee’s outstanding Company equity awards will fully vest. For purposes of the policy, “qualifying change in control” includes transactions whereby any person (or group of persons) directly or indirectly acquires beneficial ownership of the Company’s securities possessing 40% or more of the total combined voting power of the Company’s securities outstanding immediately after such transaction.

•

Under any Company employee’s existing employment agreement or offer letter with the Company, for purposes of severance benefits thereunder due upon a termination of employment without “cause” or resignation for “good reason” in connection with a change in control of the Company, the definition of “change in control” will be deemed to include a transaction whereby any person (or group of persons) directly or indirectly acquires beneficial ownership of the Company’s securities possessing 40% or more of the total combined voting power of the Company’s securities outstanding immediately after such transaction.

Additionally, on February 3, 2022 the Company’s compensation committee approved implementing a cash-based retention program. The program will provide for cash retention payments for all of the Company’s salaried non-union employees based on employee level, with the individual cash payments generally ranging from three months’ salary (for individual contributors and similar employees) to 150% of an employee’s total cash compensation (for senior vice presidents and above).

Subject to a Company employee’s continued employment with the Company through the payment date, payments under the retention program will become due as follows:

•	Upon the closing of the transactions contemplated by the Merger Agreement (the “closing”), 100% of an employee’s retention payment will become payable.

•

If the Merger Agreement is terminated without the closing occurring, 50% of any employee’s retention payment will become payable on the date of such termination, and the remaining 50% will be forfeited.

•

Notwithstanding the above, for any Company employee, including the Company’s named executive officers, who is subject to applicable CARES Act restrictions on executive compensation, any payment that becomes earned by such employee will not be paid until such CARES Act restrictions are lifted.

Item 8.01	Other Events.

On February 7, 2022, Frontier and Spirit issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information Will be Filed with the SEC

Frontier will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier on Frontier’s Investor Relations website at https://ir.flyFrontier.com and by Spirit on Spirit’s Investor Relations website at https://ir.Spirit.com.

Participants in the Solicitation

Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier’s directors and executive officers is contained in Frontier’s final prospectus filed with the SEC pursuant to Rule 424(b), which was filed with the SEC on April 2, 2021, and in Frontier’s Current Report on Form 8-K, dated July 16, 2021, as amended. Information regarding Spirit’s directors and executive officers is contained in Spirit’s definitive proxy statement, which was filed with the SEC on March 31, 2021.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K, including statements concerning Frontier, Spirit, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier’s and Spirit’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier’s and Spirit’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this Current Report on Form 8-K are based upon information available to Frontier and Spirit on the date of this Current Report on Form 8-K. Frontier and Spirit undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier’s cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier’s operations including capital expenditures over the next 12 months; Frontier’s expectation that based on the information presently known to management, the potential liability related to Frontier’s current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; and other risks and uncertainties set forth from time to time under the sections captioned “Risk Factors” in Frontier’s and Spirit’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of February 5, 2022, by and among Frontier Group Holdings, Inc., Spirit Airlines, Inc. and Top Gun Acquisition Corp.

99.1	Joint Press Release, dated February 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Frontier Group Holdings, Inc. agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Frontier may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: February 7, 2022	By:	/s/ Howard M. Diamond
Howard M. Diamond
General Counsel and Secretary

[Signature Page to Signing 8-K]